Exhibit 99.2 Senior Housing Properties Trust Exhibit 99.2 Second Quarter 2018 Supplemental Operating and Financial Data 845 N New Ballas Court, Creve Coeur, MO Major Tenant: Signature Health Services, Inc. Square Feet: 82,280 All amounts in this report are unaudited.

TABLE OF CONTENTS PAGE CORPORATE INFORMATION 6 Company Profile 7 Investor Information 8 Research Coverage 9 FINANCIALS 10 Key Financial Data 11 Condensed Consolidated Balance Sheets 12 Condensed Consolidated Statements of Income 13 TABLE OF CONTENTS TABLE Condensed Consolidated Statements of Income (Additional Data) 14 Condensed Consolidated Statements of Cash Flows 15 Debt Summary 17 Debt Maturity Schedule 18 Leverage Ratios, Coverage Ratios and Public Debt Covenants 19 Summary of Capital Expenditures 20 Property Acquisitions / Dispositions Information Since January 1, 2018 21 Calculation and Reconciliation of Net Operating Income (NOI) and Cash Basis NOI 22 Consolidated Net Operating Income (NOI) and Cash Basis NOI 23 Same Property NOI and Cash Basis NOI 24 Calculation and Reconciliation of Net Operating Income (NOI), Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Three Months Ended June 30, 2018 and 2017 25 Calculation and Reconciliation of Net Operating Income (NOI), Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Six Months Ended June 30, 2018 and 2017 26 Calculation and Reconciliation of EBITDA and Adjusted EBITDA 27 Calculation and Reconciliation of Funds From Operations (FFO) and Normalized FFO Attributable to Common Shareholders 28 Definitions of Certain Non-GAAP Financial Measures 29 PORTFOLIO INFORMATION 30 Portfolio Summary by Geographic Diversification and Property Type 31 Portfolio Summary by Property Type and Tenant 32 Occupancy by Property Type and Tenant 33 Rent Coverage by Tenant (Triple Net Leased Senior Living Communities and Wellness Centers) 34 MOB Portfolio Segment and Same Property - Results of Operations (Three Months Ended June 30, 2018 and 2017) 35 MOB Portfolio Segment and Same Property - Results of Operations (Six Months Ended June 30, 2018 and 2017) 36 Triple Net Leased Senior Living Communities Segment and Same Property – Results of Operations 37 Managed Senior Living Communities Segment and Same Property – Results of Operations 38 MOB Leasing Summary 39 Tenants Representing 1% or More of Total Annualized Rental Income 40 Portfolio Lease Expiration Schedule 41 Senior Housing Properties Trust 2 Supplemental Operating and Financial Data, June 30, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS "BELIEVE", "EXPECT", "ANTICIPATE", "INTEND", "PLAN", "ESTIMATE", "WILL", "MAY" AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • OUR ABILITY TO RETAIN OUR EXISTING TENANTS, ATTRACT NEW TENANTS AND MAINTAIN OR INCREASE CURRENT RENTAL RATES, • THE CREDIT QUALITIES OF OUR TENANTS, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • OUR ACQUISITIONS AND SALES OF PROPERTIES, • THE ABILITY OF THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES TO MAINTAIN AND INCREASE OCCUPANCY, REVENUES AND OPERATING INCOME AT THOSE COMMUNITIES, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO SUSTAIN THE AMOUNT OF SUCH DISTRIBUTIONS, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY, • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • OUR CREDIT RATINGS, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH THE RMR GROUP INC., OR RMR INC., • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH AFFILIATES INSURANCE COMPANY, OR AIC, AND FROM OUR PARTICIPATION IN INSURANCE PROGRAMS ARRANGED BY AIC, • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, • OUR BELIEF THAT THE AGING U.S. POPULATION AND INCREASING LIFE SPANS OF SENIORS WILL INCREASE THE DEMAND FOR SENIOR LIVING SERVICES, WELLNESS CENTERS AND OTHER MEDICAL AND HEALTHCARE RELATED PROPERTIES, • OUR BELIEF THAT FIVE STAR SENIOR LIVING INC., OR FIVE STAR, OUR FORMER SUBSIDIARY AND LARGEST TENANT AND THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES, HAS ADEQUATE FINANCIAL RESOURCES AND LIQUIDITY AND THE ABILITY TO MEET ITS OBLIGATIONS TO US AND TO MANAGE OUR SENIOR LIVING COMMUNITIES SATISFACTORILY, AND • OTHER MATTERS. WARNING CONCERNING FORWARD LOOKING STATEMENTS CONCERNING FORWARD WARNING Senior Housing Properties Trust 3 Supplemental Operating and Financial Data, June 30, 2018

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS, OR FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS, NORMALIZED FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS, OR NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS, NET OPERATING INCOME, OR NOI, CASH BASIS NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: • THE IMPACT OF CONDITIONS AND CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS AND MANAGERS, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, • COMPETITION WITHIN THE HEALTHCARE AND REAL ESTATE INDUSTRIES, • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, FIVE STAR, THE RMR GROUP LLC, OR RMR LLC, RMR INC., AIC AND OTHERS AFFILIATED WITH THEM, • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL, AND • THE IMPACT OF THE PATIENT PROTECTION AND AFFORDABLE CARE ACT, AS AMENDED BY THE HEALTH CARE AND EDUCATION RECONCILIATION ACT, OR COLLECTIVELY, THE ACA, OR THE POSSIBLE FUTURE REPEAL, REPLACEMENT OR MODIFICATION OF THE ACA, AND OTHER EXISTING OR PROPOSED LEGISLATION OR REGULATIONS ON US, ON OUR TENANTS AND MANAGERS, AND ON THEIR ABILITY TO PAY OUR RENTS AND RETURNS. FOR EXAMPLE: • FIVE STAR IS OUR LARGEST TENANT AND THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES AND IT MAY EXPERIENCE FINANCIAL DIFFICULTIES AS A RESULT OF A NUMBER OF FACTORS, INCLUDING, BUT NOT LIMITED TO: • CHANGES IN MEDICARE OR MEDICAID POLICIES, INCLUDING THOSE THAT MAY RESULT FROM THE ACA OR THE POSSIBLE FUTURE REPEAL, REPLACEMENT OR MODIFICATION OF THE ACA, AND OTHER EXISTING OR PROPOSED LEGISLATION OR REGULATIONS, WHICH COULD RESULT IN REDUCED MEDICARE OR MEDICAID RATES OR A FAILURE OF SUCH RATES TO COVER FIVE STAR'S COSTS OR LIMIT THE SCOPE OR FUNDING OF EITHER OR BOTH PROGRAMS, • THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON FIVE STAR AND ITS RESIDENTS AND OTHER CUSTOMERS, • COMPETITION WITHIN THE SENIOR LIVING SERVICES BUSINESS, • INCREASES IN TORT AND INSURANCE LIABILITY COSTS, • INCREASES IN COMPLIANCE COSTS, AND • INCREASES IN FIVE STAR'S LABOR COSTS OR IN COSTS FIVE STAR PAYS FOR GOODS AND SERVICES. • IF FIVE STAR'S OPERATIONS CONTINUE TO BE UNPROFITABLE, IT MAY DEFAULT ON ITS RENT OBLIGATIONS TO US, • IF FIVE STAR FAILS TO PROVIDE QUALITY SERVICES AT SENIOR LIVING COMMUNITIES THAT WE OWN, OUR INCOME FROM THESE COMMUNITIES MAY BE ADVERSELY AFFECTED, • IN RESPONSE TO COMPETITIVE PRESSURES RESULTING FROM RECENT AND EXPECTED NEW SUPPLY OF SENIOR LIVING COMMUNITIES, WE HAVE BEEN INVESTING IN IMPROVEMENTS TO OUR EXISTING SENIOR LIVING COMMUNITIES. OUR COMMUNITIES MAY FAIL TO BE COMPETITIVE AND THEY MAY FAIL TO ATTRACT RESIDENTS, DESPITE OUR CAPITAL INVESTMENTS, • OUR OTHER TENANTS MAY EXPERIENCE LOSSES AND DEFAULT ON THEIR RENT OBLIGATIONS TO US, • SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE AND OPERATE OUR PROPERTIES AND OUR WORKING CAPITAL REQUIREMENTS. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND ARRANGE FOR THEIR PROFITABLE OPERATION OR LEASE THEM FOR RENTS, LESS THEIR PROPERTY OPERATING EXPENSES, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING, MANAGEMENT CONTRACTS OR LEASE TERMS FOR NEW PROPERTIES, • RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND OUR PENDING ACQUISITIONS AND SALES AND ANY RELATED LEASES OR MANAGEMENT ARRANGEMENTS WE MAY EXPECT TO ENTER INTO MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS OR ARRANGEMENTS MAY CHANGE, • WE EXPECT TO ENTER INTO ADDITIONAL LEASE OR MANAGEMENT ARRANGEMENTS WITH FIVE STAR FOR ADDITIONAL SENIOR LIVING COMMUNITIES THAT WE OWN OR MAY ACQUIRE IN THE FUTURE. HOWEVER, WE CANNOT BE SURE THAT WE WILL ENTER INTO ANY ADDITIONAL LEASES, MANAGEMENT ARRANGEMENTS OR OTHER TRANSACTIONS WITH FIVE STAR, WARNING CONCERNING FORWARD LOOKING STATEMENTS (continued) LOOKING STATEMENTS CONCERNING FORWARD WARNING Senior Housing Properties Trust 4 Supplemental Operating and Financial Data, June 30, 2018

• CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY OR OTHER FLOATING RATE DEBT WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH DEBT, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS MAY BE INCREASED TO UP TO $3.1 BILLION ON A COMBINED BASIS IN CERTAIN CIRCUMSTANCES. HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS; HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND TERM LOANS AND THE FACILITY FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY ARE BASED ON OUR CREDIT RATINGS. FUTURE CHANGES IN OUR CREDIT RATINGS MAY CAUSE THE INTEREST AND FEES WE PAY TO INCREASE, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • WE INTEND TO CONDUCT OUR BUSINESS ACTIVITIES IN A MANNER THAT WILL AFFORD US REASONABLE ACCESS TO CAPITAL FOR INVESTMENT AND FINANCING ACTIVITIES. HOWEVER, WE MAY NOT SUCCEED IN THIS REGARD AND WE MAY NOT HAVE REASONABLE ACCESS TO CAPITAL, • FOR THE THREE MONTHS ENDED JUNE 30, 2018, APPROXIMATELY 97% OF OUR NOI WAS GENERATED FROM PROPERTIES WHERE A MAJORITY OF THE REVENUES ARE DERIVED FROM OUR TENANTS’ AND RESIDENTS’ PRIVATE RESOURCES. THIS MAY IMPLY THAT WE WILL MAINTAIN OR INCREASE THE PERCENTAGE OF OUR NOI GENERATED FROM PRIVATE RESOURCES AT OUR SENIOR LIVING COMMUNITIES. HOWEVER, OUR RESIDENTS AND PATIENTS MAY BECOME UNABLE TO FUND OUR CHARGES WITH PRIVATE RESOURCES AND WE MAY BE REQUIRED OR MAY ELECT FOR BUSINESS REASONS TO ACCEPT OR PURSUE REVENUES FROM GOVERNMENT SOURCES, WHICH COULD RESULT IN AN INCREASED PART OF OUR NOI AND REVENUE BEING GENERATED FROM GOVERNMENT PAYMENTS AND OUR BECOMING MORE DEPENDENT ON GOVERNMENT PAYMENTS, • CIRCUMSTANCES THAT ADVERSELY AFFECT THE ABILITY OF SENIORS OR THEIR FAMILIES TO PAY FOR OUR TENANTS' AND MANAGER'S SERVICES, SUCH AS ECONOMIC DOWNTURNS, WEAK HOUSING MARKET CONDITIONS, HIGHER LEVELS OF UNEMPLOYMENT AMONG OUR RESIDENTS' FAMILY MEMBERS, LOWER LEVELS OF CONSUMER CONFIDENCE, STOCK MARKET VOLATILITY AND/OR CHANGES IN DEMOGRAPHICS GENERALLY COULD AFFECT THE PROFITABILITY OF OUR SENIOR LIVING COMMUNITIES, • AS OF JUNE 30, 2018, WE HAD ESTIMATED UNSPENT LEASING RELATED OBLIGATIONS OF $23.3 MILLION. IT IS DIFFICULT TO ACCURATELY ESTIMATE TENANT SPACE PREPARATION COSTS. OUR UNSPENT LEASING RELATED OBLIGATIONS MAY COST MORE OR LESS AND MAY TAKE LONGER TO COMPLETE THAN WE CURRENTLY EXPECT, AND WE MAY INCUR INCREASING AMOUNTS FOR THESE AND SIMILAR PURPOSES IN THE FUTURE, • WE MAY NOT BE ABLE TO SELL PROPERTIES THAT WE MAY DETERMINE TO OFFER FOR SALE ON TERMS ACCEPTABLE TO US OR OTHERWISE, AND WE MAY INCUR LOSSES ON ANY SUCH SALES OR IN CONNECTION WITH DECISIONS TO PURSUE SELLING OUR PROPERTIES, • OUR SENIOR LIVING COMMUNITIES ARE SUBJECT TO EXTENSIVE GOVERNMENT REGULATION, LICENSURE AND OVERSIGHT. WE SOMETIMES EXPERIENCE DEFICIENCIES IN THE OPERATION OF OUR SENIOR LIVING COMMUNITIES AND SOME OF OUR COMMUNITIES MAY BE PROHIBITED FROM ADMITTING NEW RESIDENTS OR OUR LICENSE TO CONTINUE OPERATIONS AT A COMMUNITY MAY BE REVOKED. ALSO, OPERATING DEFICIENCIES OR A LICENSE REVOCATION AT ONE OR MORE OF OUR SENIOR LIVING COMMUNITIES MAY HAVE AN ADVERSE IMPACT ON OUR ABILITY TO OBTAIN LICENSES FOR, OR ATTRACT RESIDENTS TO, OUR OTHER COMMUNITIES, • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING FIVE STAR, RMR LLC, RMR INC., ABP TRUST, AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE, • RMR INC. MAY REDUCE THE AMOUNT OF ITS DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US, AND • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS. HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS NEW LEGISLATION OR REGULATIONS AFFECTING OUR BUSINESS OR THE BUSINESSES OF OUR TENANTS OR MANAGERS, CHANGES IN OUR TENANTS' OR MANAGERS' REVENUES OR COSTS, CHANGES IN OUR TENANTS' OR MANAGERS' FINANCIAL CONDITIONS, DEFICIENCIES IN OPERATIONS BY A TENANT OR MANAGER OF ONE OR MORE OF OUR SENIOR LIVING COMMUNITIES, CHANGED MEDICARE OR MEDICAID RATES, ACTS OF TERRORISM, NATURAL DISASTERS OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. WARNING CONCERNING FORWARD LOOKING STATEMENTS (continued) LOOKING STATEMENTS CONCERNING FORWARD WARNING Senior Housing Properties Trust 5 Supplemental Operating and Financial Data, June 30, 2018

CORPORATE INFORMATION 21 Spurs Lane, San Antonio, TX Tenant: Ear Medical Group Square Feet: 125,000 Senior Housing Properties Trust 6 Supplemental Operating and Financial Data, June 30, 2018 6

COMPANY PROFILE The Company: Corporate Headquarters: Senior Housing Properties Trust, or SNH, we, our or us, is a real estate investment trust, or REIT, Two Newton Place which owns properties leased to medical providers, medical related businesses, clinics and 255 Washington Street Suite 300 biotech laboratory tenants, or MOBs, independent and assisted living communities, continuing Newton, MA 02458-1634 care retirement communities, skilled nursing facilities, or SNFs, and wellness centers located (t) (617)796-8350 throughout the U.S. We are included in a number of stock indices, including the S&P 400 (f) (617)796-8349 COMPANY PROFILE COMPANY MidCap Index, Russell 1000® Index, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index. Management: SNH is managed by The RMR Group LLC, or RMR, the majority owned operating subsidiary of Stock Exchange Listing: The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily Nasdaq provides management services to five publicly traded equity REITs and three real estate related operating businesses. In addition to managing SNH, RMR manages Hospitality Trading Symbols: Properties Trust, a REIT that owns hotels and travel centers, Select Income REIT, a REIT that owns properties that are primarily net leased to single tenants, Government Properties Income Common Shares: SNH Trust, a REIT that primarily owns properties throughout the U.S. that are majority leased to the U.S. and state governments and office properties in the metropolitan Washington, D.C. market 5.625% Senior Notes due 2042: SNHNI area that are leased to government and private sector tenants, and Industrial Logistics 6.250% Senior Notes due 2046: SNHNL Properties Trust, a REIT that owns and leases industrial and logistics properties. RMR also provides management services to TravelCenters of America LLC, a publicly traded operator Senior Unsecured Debt Ratings: and franchisor of travel centers along the U.S. Interstate Highway System, convenience stores and restaurants, Five Star Senior Living Inc., a publicly traded operator of senior living Moody's: Baa3 communities (including some of the senior living communities that SNH owns), and Sonesta Standard & Poor's: BBB- International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise ships. RMR also manages publicly traded securities of real estate companies, a publicly traded mortgage REIT and private commercial real estate debt funds through wholly owned SEC registered investment advisory subsidiaries. As of June 30, 2018, RMR had $30.0 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 1,700 properties and over 52,000 employees. We believe that being managed by RMR is a competitive advantage for SNH because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services. Senior Housing Properties Trust 7 Supplemental Operating and Financial Data, June 30, 2018

INVESTOR INFORMATION Board of Trustees John L. Harrington Lisa Harris Jones Jeffrey P. Somers Independent Trustee Independent Trustee Lead Independent Trustee Jennifer B. Clark Adam D. Portnoy Managing Trustee Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management Jennifer F. Francis Richard W. Siedel, Jr. President & Chief Operating Officer Chief Financial Officer & Treasurer Contact Information Investor Relations Inquiries Senior Housing Properties Trust Financial inquiries should be directed to Richard W. Siedel, Jr. Two Newton Place Chief Financial Officer & Treasurer, at (617) 796-8350, 255 Washington Street, Suite 300 or rsiedel@snhreit.com. Newton, MA 02458-1634 (t) (617) 796-8350 Investor and media inquiries should be directed to (f) (617) 796-8349 Brad Shepherd, Director, Investor Relations, at (email) info@snhreit.com (617) 796-8234, or bshepherd@snhreit.com. (website) www.snhreit.com Senior Housing Properties Trust 8 Supplemental Operating and Financial Data, June 30, 2018

RESEARCH COVERAGE Equity Research Coverage Bank of America / Merrill Lynch JMP Securities Robert W. Baird & Co. Juan Sanabria Peter Martin Drew Babin (646) 855-1589 (415) 835-8904 (610) 238-6634 juan.sanabria@baml.com pmartin@jmpsecurities.com dbabin@wbaird.com Cantor Fitzgerald Morgan Stanley Wells Fargo Securities Joseph France Vikram Malhotra Todd Stender RESEARCH COVERAGE (212) 915-1239 (212) 761-7064 (212) 214-8067 jfrance@cantor.com vikram.malhotra@morganstanley.com todd.stender@wellsfargo.com FBR & Co. Raymond James Bryan Maher Jonathan Hughes (646) 885-5423 (727) 567-2438 bmaher@fbr.com jonathan.hughes@raymondjames.com Jefferies & Company RBC Capital Markets Omotayo Okusanya Michael Carroll (212) 336-7076 (440) 715-2649 tokusanya@jefferies.com michael.carroll@rbccm.com Rating Agencies Moody’s Investors Service Standard & Poor’s Lori Marks Sarah Sherman (212) 553-1098 212-438-3550 lori.marks@moodys.com sarah.sherman@spglobal.com SNH is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SNH's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management. SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Senior Housing Properties Trust 9 Supplemental Operating and Financial Data, June 30, 2018

FINANCIALS Granite Gate Senior Living, Prescott, AZ Tenant: Five Star Senior Living 127 Living Units Senior Housing Properties Trust 10 Supplemental Operating and Financial Data, June 30, 2018 10

KEY FINANCIAL DATA (dollars in thousands, except per share data) As of and For the Three Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 Selected Balance Sheet Data: Total gross assets (1) $ 8,991,390 $ 8,889,491 $ 8,748,496 $ 8,663,101 $ 8,610,002 Total assets $ 7,435,636 $ 7,384,064 $ 7,294,019 $ 7,187,741 $ 7,183,620 Total liabilities $ 3,992,063 $ 3,967,947 $ 4,016,831 $ 3,900,186 $ 3,842,841 Total equity $ 3,443,573 $ 3,416,117 $ 3,277,188 $ 3,287,555 $ 3,340,779 KEY FINANCIAL DATA FINANCIAL KEY Selected Income Statement Data: Total revenues (2) $ 277,248 $ 275,815 $ 278,566 $ 266,679 $ 265,013 Net income $ 124,988 $ 237,405 $ 66,328 $ 35,793 $ 17,402 Net income attributable to common shareholders $ 123,587 $ 236,022 $ 65,000 $ 34,414 $ 16,042 Net Operating Income (NOI) (3) $ 167,156 $ 167,672 $ 173,701 $ 161,965 $ 162,218 Adjusted EBITDA (4) $ 157,202 $ 157,844 $ 107,187 $ 151,515 $ 151,808 Funds from Operations (FFO) attributable to common shareholders(5) $ 110,373 $ 119,907 $ 81,039 $ 95,728 $ 85,488 Normalized FFO attributable to common shareholders(5) (6) $ 104,795 $ 107,163 $ 59,246 $ 104,024 $ 103,601 Per Common Share Data (basic and diluted): Net income attributable to common shareholders $ 0.52 $ 0.99 $ 0.27 $ 0.14 $ 0.07 FFO attributable to common shareholders (5) $ 0.46 $ 0.50 $ 0.34 $ 0.40 $ 0.36 Normalized FFO attributable to common shareholders (5) $ 0.44 $ 0.45 $ 0.25 $ 0.44 $ 0.44 Dividends: Annualized dividend paid per common share (6) $ 1.56 $ 1.56 $ 1.56 $ 1.56 $ 1.56 Annualized dividend yield (at end of period) (6) 8.6% 10.0% 8.1% 8.0% 7.6% Normalized FFO payout ratio (basic and diluted) (5) (6) 88.6% 86.7% 156.0% 88.6% 88.6% (1) Total gross assets is total assets plus accumulated depreciation. (2) During the three months ended December 31, 2017, we recognized $10.2 million of percentage rent for the year ended December 31, 2017. (3) See page 22 for the calculation of NOI and a reconciliation of net income determined in accordance with U.S. generally accepted accounting principles, or GAAP, to that amount. (4) See page 27 for the calculation of EBITDA and Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to these amounts. (5) See page 28 for the calculation of FFO attributable to common shareholders and Normalized FFO attributable to common shareholders and a reconciliation of net income attributable to common shareholders determined in accordance with GAAP to these amounts. Excluding business management incentive fee expense of $55,740 for the three months ended December 31, 2017, Normalized FFO attributable to common shareholders per share and the Normalized FFO payout ratio would have been $0.48 and 81.3%, respectively. (6) Stated amounts reflect the annualized regular quarterly dividend rates per share. Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of SNH's common shares on The Nasdaq Stock Market LLC at the end of the period. Senior Housing Properties Trust 11 Supplemental Operating and Financial Data, June 30, 2018

CONDENSED CONSOLIDATED BALANCE SHEETS (amounts in thousands, except share and per share data) As of As of June 30, 2018 December 31, 2017 ASSETS Real estate properties: Land $ 847,028 $ 824,879 Buildings and improvements 7,140,704 6,999,884 7,987,732 7,824,763 Accumulated depreciation (1,555,754) (1,454,477) 6,431,978 6,370,286 Cash and cash equivalents 30,657 31,238 Restricted cash 108,704 16,083 Acquired real estate leases and other intangible assets, net 472,272 472,265 Other assets, net 392,025 404,147 Total assets $ 7,435,636 $ 7,294,019 LIABILITIES AND EQUITY Unsecured revolving credit facility $ 64,000 $ 596,000 Unsecured term loans, net 547,873 547,460 Senior unsecured notes, net 2,214,856 1,725,662 Secured debt and capital leases, net 843,623 805,404 Accrued interest 26,015 17,987 Assumed real estate lease obligations, net 91,080 96,018 Other liabilities 204,616 228,300 Total liabilities 3,992,063 4,016,831 Commitments and contingencies Equity: Equity attributable to common shareholders: CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 237,643,781 and 237,630,409 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively 2,376 2,376 Additional paid in capital 4,609,522 4,609,316 Cumulative net income 2,213,533 1,766,495 Cumulative other comprehensive income (281) 87,231 Cumulative distributions (3,545,818) (3,360,468) Total equity attributable to common shareholders 3,279,332 3,104,950 Noncontrolling interest: Total equity attributable to noncontrolling interest 164,241 172,238 Total equity 3,443,573 3,277,188 Total liabilities and equity $ 7,435,636 $ 7,294,019 Senior Housing Properties Trust 12 Supplemental Operating and Financial Data, June 30, 2018

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (amounts in thousands, except per share data) For the Three Months Ended June 30, For the Six Months Ended June 30, 2018 2017 2018 2017 Revenues: Rental income $ 174,585 $ 166,647 $ 348,313 $ 333,090 Residents fees and services 102,663 98,366 204,750 196,484 Total revenues 277,248 265,013 553,063 529,574 Expenses: Property operating expenses 110,092 102,795 218,235 203,851 Depreciation and amortization 72,300 69,669 142,639 142,844 General and administrative 29,078 22,922 54,196 38,005 Acquisition and certain other transaction related costs 77 — 97 292 Impairment of assets 548 5,082 548 5,082 Total expenses 212,095 200,468 415,715 390,074 Operating income 65,153 64,545 137,348 139,500 Dividend income 659 659 1,318 1,319 Unrealized gains and losses on equity securities, net 23,265 — 50,506 — Interest and other income 60 76 114 195 Interest expense (44,813) (40,800) (88,365) (84,289) Loss on early extinguishment of debt — (7,353) (130) (7,353) Income from continuing operations before income tax expense and equity in earnings of an investee 44,324 17,127 100,791 49,372 Income tax expense (105) (99) (365) (191) Equity in earnings of an investee 7 374 51 502 Income before gain on sale of properties 44,226 17,402 100,477 49,683 Gain on sale of properties 80,762 — 261,916 — Net income 124,988 17,402 362,393 49,683 Net income attributable to noncontrolling interest (1,401) (1,360) (2,784) (1,486) CONDENSED CONSOLIDATED STATEMENTS OF INCOME STATEMENTS CONDENSED CONSOLIDATED Net income attributable to common shareholders $ 123,587 $ 16,042 $ 359,609 $ 48,197 Weighted average common shares outstanding (basic) 237,487 237,399 237,483 237,395 Weighted average common shares outstanding (diluted) 237,529 237,445 237,506 237,433 Per common share data (basic and diluted): Net income attributable to common shareholders $ 0.52 $ 0.07 $ 1.51 $ 0.20 Senior Housing Properties Trust 13 Supplemental Operating and Financial Data, June 30, 2018

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (ADDITIONAL DATA) (dollars in thousands) For the Three Months Ended June 30, For the Six Months Ended June 30, 2018 2017 2018 2017 Additional Data: General and administrative expenses / total revenues (1) 10.5% 8.6% 9.8% 7.2% General and administrative expenses / total assets (at end of period) (1) 0.4% 0.3% 0.7% 0.5% Business management incentive fees (2) $ 17,610 $ 10,760 $ 31,957 $ 14,026 Straight line rent included in rental income (3) $ 3,030 $ 3,435 $ 6,023 $ 6,865 Lease value amortization included in rental income (3) $ 1,416 $ 1,320 $ 2,797 $ 2,610 Amortization of debt issuance costs and debt premiums / discounts $ 1,542 $ 1,343 $ 2,953 $ 2,803 Non-cash stock based compensation $ 788 $ 643 $ 974 $ 1,032 Non-cash amortization included in property operating expenses (4) $ 199 $ 199 $ 398 $ 399 Non-cash amortization included in general and administrative expenses (4) $ 743 $ 744 $ 1,487 $ 1,488 (1) General and administrative expenses include business management incentive fee expense of $17,610 and $10,760 for the three months ended June 30, 2018 and 2017, respectively, and $31,957 and $14,026 for the six months ended June 30, 2018 and 2017, respectively. Excluding business management incentive fee expense, general and administrative expenses / total revenues would have been 4.1% and 4.6% for the three months ended June 30, 2018 and 2017, respectively, and 4.0% and 4.5% for the six months ended June 30, 2018 and 2017, respectively, and general and administrative expenses / total assets (at end of period) would have been 0.2% and 0.2% for the three months ended June 30, 2018 and 2017, respectively, and 0.3% and 0.3% for the six months ended June 30, 2018 and 2017, respectively. (2) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, compared to returns for the SNL U.S. REIT Healthcare index over the applicable measurement period and are included in general and administrative expense in our condensed consolidated statements of income. (3) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (4) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees expense and property management fees expense, which are included in general and administrative expenses and property operating expenses, respectively. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (ADDITIONAL DATA) OF INCOME (ADDITIONAL STATEMENTS CONDENSED CONSOLIDATED Senior Housing Properties Trust 14 Supplemental Operating and Financial Data, June 30, 2018

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (amounts in thousands) For the Six Months Ended June 30, 2018 2017 Cash flows from operating activities: Net income $ 362,393 $ 49,683 Adjustments to reconcile net income to cash provided by operating activities: Depreciation and amortization 142,639 142,844 Amortization of debt issuance costs and debt discounts and premiums 2,953 2,803 Straight line rental income (6,023) (6,865) Amortization of acquired real estate leases and other intangible assets (2,797) (2,610) Loss on early extinguishment of debt 130 7,353 Impairment of assets 548 5,082 Gain on sale of properties (261,916) — Unrealized gains and losses on equity securities, net (50,506) — Other non-cash adjustments (1,886) (1,887) Equity in earnings of an investee (51) (502) Change in assets and liabilities: Other assets 4,742 7,094 Accrued interest 8,028 (985) Other liabilities (19,130) 9,487 Net cash provided by operating activities 179,124 211,497 Cash flows from investing activities: Real estate acquisitions and deposits (129,493) (15,146) Real estate improvements (41,061) (57,067) Proceeds from sale of properties 332,389 — Net cash provided by (used in) investing activities 161,835 (72,213) Cash flows from financing activities: Proceeds from issuance of senior unsecured notes, net 491,560 — Proceeds from borrowings on revolving credit facility 429,000 501,000 Repayments of borrowings on revolving credit facility (961,000) (394,000) Repayment of other debt (7,832) (302,476) Loss on early extinguishment of debt settled in cash (130) (5,485) Payment of debt issuance costs (4,296) — Repurchase of common shares (90) (11) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Proceeds from noncontrolling interest, net — 255,813 Distributions to noncontrolling interest (10,781) (3,483) Distributions to shareholders (185,350) (185,284) Net cash used in financing activities (248,919) (133,926) Senior Housing Properties Trust 15 Supplemental Operating and Financial Data, June 30, 2018

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (amounts in thousands) For the Six Months Ended June 30, 2018 2017 Increase in cash and cash equivalents and restricted cash $ 92,040 $ 5,358 (CONTINUED) Cash and cash equivalents and restricted cash at beginning of period 47,321 35,578 Cash and cash equivalents and restricted cash at end of period $ 139,361 $ 40,936 Supplemental cash flows information: Interest paid $ 77,385 $ 82,470 Income taxes paid $ 439 $ 441 Non-cash investing activities: Acquisitions funded by assumed debt $ (44,386) $ — Non-cash financing activities: Assumption of mortgage notes payable $ 44,386 $ — Supplemental disclosure of cash and cash equivalents and restricted cash The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the amount shown in the condensed consolidated statements of cash flows: As of June 30, 2018 2017 Cash and cash equivalents $ 30,657 $ 27,160 Restricted cash (1) 108,704 13,776 Total cash and cash equivalents and restricted cash shown in the statements of cash flows $ 139,361 $ 40,936 (1) Includes $94,348 of proceeds from our sale of a senior living community in May 2018 that are being held in trust for our benefit to fund future acquisitions by us. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Senior Housing Properties Trust 16 Supplemental Operating and Financial Data, June 30, 2018

DEBT SUMMARY (Dollars in thousands) Coupon Interest Principal Maturity Due at Years to Rate Rate (1) Balance (2) Date Maturity Maturity Unsecured Debt: Unsecured Floating Rate Debt: Unsecured revolving credit facility (LIBOR + 120 b.p.) (3) 3.188% 3.188% $ 64,000 1/15/2022 $ 64,000 3.5 Unsecured term loan (LIBOR + 140 b.p.) 3.382% 3.382% 350,000 1/15/2020 350,000 1.5 Unsecured term loan (LIBOR + 135 b.p.) 3.444% 3.444% 200,000 9/28/2022 200,000 4.2 Weighted average rate / total unsecured floating rate debt 3.382% 3.382% $ 614,000 $ 614,000 2.6 DEBT SUMMARY Unsecured Fixed Rate Debt: Senior notes due 2019 3.250% 3.250% $ 400,000 5/1/2019 $ 400,000 0.8 Senior notes due 2020 6.750% 6.750% 200,000 4/15/2020 200,000 1.8 Senior notes due 2021 6.750% 6.750% 300,000 12/15/2021 300,000 3.5 Senior notes due 2024 4.750% 4.750% 250,000 5/1/2024 250,000 5.8 Senior notes due 2028 4.750% 4.750% 500,000 2/15/2028 500,000 9.6 Senior notes due 2042 5.625% 5.625% 350,000 8/1/2042 350,000 24.1 Senior notes due 2046 6.250% 6.250% 250,000 2/1/2046 250,000 27.6 Weighted average rate / total unsecured fixed rate debt 5.231% 5.231% $ 2,250,000 $ 2,250,000 10.4 Weighted average rate / total unsecured debt 4.834% 4.834% $ 2,864,000 $ 2,864,000 8.7 Secured Debt: Secured Fixed Rate Debt: Mortgages - secured by 1 property (4) 6.310% 4.450% $ 12,436 10/1/2018 $ 12,352 0.3 Mortgages - secured by 1 property (4) 6.240% 4.550% 11,750 10/1/2018 11,697 0.3 Mortgages - secured by 10 properties (4) 4.470% 4.350% 66,609 10/5/2018 66,196 0.3 Mortgage - secured by 1 property (5) 4.690% 4.280% 6,360 1/1/2019 6,271 0.5 Mortgage - secured by 4 properties 3.790% 4.270% 43,090 7/1/2019 42,184 1.0 Mortgage - secured by 1 property 7.490% 7.490% 2,325 1/1/2022 62 3.5 Mortgage - secured by 1 property 6.280% 5.170% 13,448 7/1/2022 10,744 4.0 Mortgage - secured by 1 property 4.850% 3.790% 11,288 10/1/2022 10,479 4.3 Mortgage - secured by 2 properties 5.750% 5.110% 16,588 10/6/2022 15,255 4.3 Mortgage - secured by 1 property 6.640% 4.920% 16,624 6/1/2023 14,522 4.9 Capital leases - 2 properties 7.700% 7.700% 10,270 4/30/2026 — 7.8 Mortgages - secured by 1 property (6) 3.530% 3.530% 620,000 8/1/2026 620,000 8.1 Mortgage - secured by 1 property 6.250% 6.250% 2,074 2/1/2033 26 14.6 Mortgage - secured by 1 property 4.444% 4.444% 11,002 7/1/2043 1,698 25.0 Weighted average rate / total secured fixed rate debt 3.952% 3.829% $ 843,864 $ 811,486 6.8 Weighted average rate / total debt 4.633% 4.605% $ 3,707,864 $ 3,675,486 8.3 (1) Includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs. (2) The principal balances are the amounts actually payable pursuant to contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts. (3) Represents amount outstanding under our $1,000,000 revolving credit facility. Interest rate is as of June 30, 2018 and excludes the 25 basis points facility fee. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend this maturity by one year. (4) In July 2018, we prepaid, at par plus accrued interest, these secured debts. (5) In July 2018, we gave notice of our intention to prepay, at par plus accrued interest, this secured debt. We expect to make this prepayment in September 2018. (6) The property encumbered by these mortgages is owned by a joint venture in which we own a 55% equity interest. Senior Housing Properties Trust 17 Supplemental Operating and Financial Data, June 30, 2018

DEBT MATURITY SCHEDULE (dollars in thousands) As of June 30, 2018 Unsecured Unsecured Secured Floating % of Fixed % of Fixed Rate % of % of Year Rate Debt Total Rate Debt Total Debt (1) Total Total Total 2018 $ — $ — $ 92,715 (2) $ 92,715 2019 — 400,000 52,445 (3) 452,445 2020 350,000 200,000 3,768 553,768 2021 — 300,000 4,064 304,064 2022 264,000 (4) — 39,338 303,338 2023 — — 16,636 16,636 DEBT MATURITY SCHEDULE DEBT MATURITY 2024 — 250,000 2,072 252,072 2025 — — 2,254 2,254 2026 — — 621,173 621,173 Thereafter — 1,100,000 9,399 1,109,399 Principal balance $ 614,000 $ 2,250,000 $ 843,864 $ 3,707,864 Unamortized debt issuance costs, premiums and discounts (2,127) (35,144) (241) (37,512) Total debt, net $ 611,873 16.7% $ 2,214,856 60.3% $ 843,623 23.0% $ 3,670,352 100.0% (1) Includes $10,270 of capital lease obligations due in April 2026. (2) In July 2018, we prepaid $90,602 of secured debts maturing in October 2018, at par plus accrued interest. (3) In July 2018, we gave notice of our intention to prepay, at par plus accrued interest, a secured debt totaling $6,360 that has a maturity date in January 2019. We expect to make this prepayment in September 2018. (4) Includes $64,000 outstanding under our $1,000,000 revolving credit facility at June 30, 2018. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend this maturity by one year. Senior Housing Properties Trust 18 Supplemental Operating and Financial Data, June 30, 2018

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS As of and For the Three Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 Leverage Ratios: Total debt (1) / total gross assets (2) 41.2% 41.4% 42.3% 41.4% 41.3% Total debt (1) / gross book value of real estate assets (3) 42.8% 42.6% 43.7% 43.0% 42.7% Total debt (1) / total market capitalization (4) 46.3% 49.7% 44.9% 43.6% 42.3% Secured debt (1) / total assets 11.3% 11.2% 11.1% 11.4% 11.4% Variable rate debt (1) / total debt (1) 16.6% 16.4% 30.9% 28.5% 27.7% Coverage Ratios: Adjusted EBITDA (5) / interest expense 3.5x 3.6x 3.5x 3.8x 3.7x Total debt (1) / annualized Adjusted EBITDA (5) 5.9x 5.8x 6.6x 5.9x 5.9x Public Debt Covenants: Total debt / adjusted total assets (6) - allowable maximum 60.0% 41.3% 41.5% 41.9% 41.5% 41.5% Secured debt / adjusted total assets (6) - allowable maximum 40.0% 9.4% 9.3% 9.1% 9.4% 9.6% Consolidated income available for debt service (7) / debt service - required minimum 1.50x 3.21x 3.40x 3.72x 3.96x 4.09x Total unencumbered assets (6) / unsecured debt - required minimum 150.0% 256.8% 254.3% 250.2% 254.9% 255.2% (1) Debt amounts represent the principal balance as of the date reported. (2) Total gross assets is total assets plus accumulated depreciation. (3) Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Excludes properties classified as held for sale, if any. (4) Total market capitalization is total debt plus the market value of our common shares at the end of each period. (5) See page 27 for the calculation of Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to that amount. Adjusted EBITDA includes business management incentive fee expense of $55,740 for the three months ended December 31, 2017. Excluding business management incentive fee expense, Adjusted EBITDA / interest expense and Total debt / annualized Adjusted EBITDA would have been 3.8x and 5.9x, respectively, for the three months ended December 31, 2017. (6) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, and exclude accounts receivable and intangible assets. LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS COVERAGE RATIOS LEVERAGE RATIOS, (7) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on sales of properties and early extinguishment of debt, determined together with debt service for the period presented. Senior Housing Properties Trust 19 Supplemental Operating and Financial Data, June 30, 2018

SUMMARY OF CAPITAL EXPENDITURES (dollars and sq. ft. in thousands, except per sq. ft. and unit data) For the Three Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 MOB tenant improvements (1) $ 1,089 $ 1,600 $ 3,487 $ 1,951 $ 1,575 MOB leasing costs (2) 1,225 422 2,097 3,036 2,108 MOB building improvements (3) 3,127 2,556 5,222 4,440 3,689 Managed senior living communities capital improvements 3,355 2,407 2,402 2,739 3,150 Recurring capital expenditures $ 8,796 $ 6,985 $ 13,208 $ 12,166 $ 10,522 MOB avg. sq. ft. during period 12,601 12,334 11,839 11,506 11,552 Managed senior living communities avg. units during period 9,374 9,150 8,925 8,807 8,802 MOB building improvements per avg. sq. ft. during period $ 0.25 $ 0.21 $ 0.44 $ 0.39 $ 0.32 Managed senior living communities capital improvements per avg. unit during period $ 358 $ 263 $ 269 $ 311 $ 358 SUMMARY OF CAPITAL EXPENDITURES OF CAPITAL SUMMARY Development, redevelopment and other activities - MOBs (4) $ 1,549 $ 397 $ 58 $ 310 $ 352 Development, redevelopment and other activities - Managed senior living communities (4) 8,109 2,824 6,443 4,285 7,178 Total development, redevelopment and other activities (5) $ 9,658 $ 3,221 $ 6,501 $ 4,595 $ 7,530 (1) MOB tenant improvements generally include capital expenditures to improve tenants' space or amounts paid directly to tenants to improve their space. (2) MOB leasing costs generally include leasing related costs, such as brokerage commissions and tenant inducements. (3) MOB building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. (4) Development, redevelopment and other activities generally include (1) capital expenditures that are identified at the time of a property acquisition and incurred within a short period after acquiring the property and (2) capital expenditure projects that reposition a property or result in new sources of revenue. (5) During the three months ended June 30, 2018, we invested $10,083 in revenue producing capital improvements at certain of our triple net leased senior living communities, and as a result, annual rents payable to us increased by approximately $791 pursuant to the terms of the applicable leases. These capital improvement amounts are not included in the table above. Senior Housing Properties Trust 20 Supplemental Operating and Financial Data, June 30, 2018

PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2018 (dollars and sq. ft. in thousands, except per sq. ft. and unit data) JANUARY 1, 2018 JANUARY MOB Acquisitions: Number of Purchase Weighted Average Properties Purchase Price per Sq. Remaining Lease Date Acquired Location Type (Buildings) Sq. Ft. Price (1) Ft. Cap Rate (2) Term (3) Occupancy (4) Major Tenant 1/3/2018 Overland Park, KS Life Science 1 (1) 239 $ 44,600 $ 187 9.4% 5.8 100% IQVIA Holdings Inc. 1/22/2018 Creve Coeur, MO Medical Office 1 (1) 82 21,825 $ 266 8.0% 4.0 90% Signature Health Services, Inc. 1/25/2018 San Jose, CA Life Science 1 (1) 79 24,729 $ 313 8.5% 8.1 100% Complete Genomics, Inc. 3/28/2018 Glen Allen, VA Medical Office 1 (1) 135 22,750 $ 169 8.1% 9.1 100% Virginia Premier Health Plan, Inc. Total / Weighted Average: MOB Acquisitions 4 (4) 535 $ 113,904 $ 213 8.7% 6.6 Managed Senior Living Acquisitions: Number of Initial Properties Purchase Purchase Lease / Cap Date Acquired Location Type of Property (Buildings) Units Price (1) Price per Unit Rate (2) Tenant 1/19/2018 Loudon, TN Assisted Living 1 (1) 88 $ 19,667 $ 223 7.4% Our TRS 2/1/2018 Prescott, AZ Assisted Living 1 (1) 127 22,250 $ 175 7.4% Our TRS 6/29/2018 Knoxville, TN Independent Living 2 (2) 151 23,300 $ 154 7.4% Our TRS Total/Weighted Average: Managed Senior Living Acquisitions 4 (4) 366 65,217 $ 178 7.4% Dispositions: Number of Properties Date Sold Location Type of Property (Buildings) Sale Price (5) 3/29/2018 Boca Raton, FL Independent Living 1 (1) $ 130,000 3/29/2018 Charlottesville, VA Independent Living 1 (1) 87,000 5/18/2018 Silver Spring, MD Independent Living 1 (1) 96,000 6/1/2018 Lancaster, CA Skilled Nursing Facility 1 (1) 6,500 6/28/2018 Jacksonville, OR Assisted Living 1 (1) 15,365 PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE ACQUISITIONS / DISPOSITIONS INFORMATION PROPERTY Total / Weighted Average: Dispositions 5 (5) $ 334,865 (1) Represents the purchase price, including assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. (2) Represents the ratio of the estimated GAAP-based annual rental income, excluding the impact of above and below market lease amortization, less estimated annual property operating expenses, if any, and excluding depreciation and amortization expense, to the purchase price on the date of acquisition, including the principal amount of any assumed debt and excluding acquisition costs. (3) Weighted average remaining lease term based on rental income at the time of acquisition. (4) Occupancy based on leasable square feet as of the acquisition date. (5) Represents the gross contract sales price plus purchase price adjustments, if any, excluding closing costs. Senior Housing Properties Trust 21 Supplemental Operating and Financial Data, June 30, 2018

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1) (amounts in thousands) For the Three Months Ended For the Six Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 6/30/2018 6/30/2017 Calculation of NOI and Cash Basis NOI: Revenues: Rental income $ 174,585 $ 173,728 $ 179,585 $ 168,348 $ 166,647 $ 348,313 $ 333,090 Residents fees and services 102,663 102,087 98,981 98,331 98,366 204,750 196,484 Total revenues 277,248 275,815 278,566 266,679 265,013 553,063 529,574 Property operating expenses (110,092) (108,143) (104,865) (104,714) (102,795) (218,235) (203,851) Property net operating income (NOI): 167,156 167,672 173,701 161,965 162,218 334,828 325,723 Non-cash straight line rent adjustments (3,030) (2,993) (3,473) (3,621) (3,435) (6,023) (6,865) Lease value amortization (1,416) (1,381) (1,386) (1,352) (1,320) (2,797) (2,610) Non-cash amortization included in property operating expenses (2) (199) (199) (200) (199) (199) (398) (399) Cash Basis NOI $ 162,511 $ 163,099 $ 168,642 $ 156,793 $ 157,264 $ 325,610 $ 315,849 Reconciliation of Net Income to NOI and Cash Basis NOI: Net income $ 124,988 $ 237,405 $ 66,328 $ 35,793 $ 17,402 $ 362,393 $ 49,683 Gain on sale of properties (80,762) (181,154) (46,055) — — (261,916) — Income before gain on sale of properties 44,226 56,251 20,273 35,793 17,402 100,477 49,683 — Equity in earnings of an investee (7) (44) (75) (31) (374) (51) (502) Income tax expense 105 260 154 109 99 365 191 Loss on early extinguishment of debt — 130 — 274 7,353 130 7,353 Interest expense 44,813 43,552 40,625 40,105 40,800 88,365 84,289 Interest and other income (60) (54) (83) (128) (76) (114) (195) Unrealized gains and losses on equity investments, net (23,265) (27,241) — — — (50,506) — Dividend income (659) (659) (659) (659) (659) (1,318) (1,319) Operating income 65,153 72,195 60,235 75,463 64,545 137,348 139,500 Impairment of assets 548 — — — 5,082 548 5,082 Acquisition and certain other transaction related costs 77 20 255 — — 97 292 General and administrative expense 29,078 25,118 45,813 19,883 22,922 54,196 38,005 Depreciation and amortization expense 72,300 70,339 67,398 66,619 69,669 142,639 142,844 Property NOI 167,156 167,672 173,701 161,965 162,218 334,828 325,723 Non-cash amortization included in property operating expenses (2) (199) (199) (200) (199) (199) (398) (399) Lease value amortization (1,416) (1,381) (1,386) (1,352) (1,320) (2,797) (2,610) Non-cash straight line rent adjustments (3,030) (2,993) (3,473) (3,621) (3,435) (6,023) (6,865) Cash Basis NOI $ 162,511 $ 163,099 $ 168,642 $ 156,793 $ 157,264 $ 325,610 $ 315,849 (1) See Definitions of Certain Non-GAAP Financial Measures on page 29 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI INCOME (NOI) OF NET OPERATING AND RECONCILIATION CALCULATION Senior Housing Properties Trust 22 Supplemental Operating and Financial Data, June 30, 2018

CONSOLIDATED NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1) (dollars in thousands) For the Three Months Ended For the Six Months Ended 6/30/2018 6/30/2017 % Change 6/30/2018 6/30/2017 % Change NOI: Life Science $ 37,726 $ 34,328 9.9% $ 74,595 $ 68,617 8.7 % Medical Office 34,945 32,677 6.9% 68,289 65,857 3.7 % Total MOB Portfolio 72,671 67,005 8.5% 142,884 134,474 6.3 % Triple Net Leased Senior Living Communities 66,113 67,426 (1.9)% 134,088 134,678 (0.4)% Managed Senior Living Communities 23,754 23,217 2.3% 48,636 47,456 2.5 % Total Senior Living Communities 89,867 90,643 (0.9)% 182,724 182,134 0.3 % Non-Segment (2) 4,618 4,570 1.1% 9,220 9,115 1.2 % Total $ 167,156 $ 162,218 3.0% $ 334,828 $ 325,723 2.8 % Cash Basis NOI: Life Science $ 34,142 $ 30,818 10.8% $ 67,395 $ 61,454 9.7 % Medical Office 34,631 32,203 7.5% 67,830 65,086 4.2 % Total MOB Portfolio 68,773 63,021 9.1% 135,225 126,540 6.9 % Triple Net Leased Senior Living Communities 65,558 66,648 (1.6)% 132,914 133,124 (0.2)% Managed Senior Living Communities 23,754 23,217 2.3% 48,636 47,456 2.5 % Total Senior Living Communities 89,312 89,865 (0.6)% 181,550 180,580 0.5 % Non-Segment (2) 4,426 4,378 1.1% 8,835 8,729 1.2 % Total $ 162,511 $ 157,264 3.3% $ 325,610 $ 315,849 3.1% (1) See page 22 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 25 - 26 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. CONSOLIDATED NET OPERATING INCOME (NOI) AND CASH BASIS NOI INCOME (NOI) NET OPERATING CONSOLIDATED (2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members. Senior Housing Properties Trust 23 Supplemental Operating and Financial Data, June 30, 2018

SAME PROPERTY NOI AND CASH BASIS NOI (1) (dollars in thousands) For the Three Months Ended (2) For the Six Months Ended (3) 6/30/2018 6/30/2017 % Change 6/30/2018 6/30/2017 % Change NOI: Life Science $ 34,575 $ 34,328 0.7% $ 68,392 $ 68,617 (0.3)% Medical Office 33,272 32,679 1.8% 64,733 65,338 (0.9)% Total MOB Portfolio 67,847 67,007 1.3% 133,125 133,955 (0.6)% Triple Net Leased Senior Living Communities 64,369 63,355 1.6% 128,718 126,526 1.7 % Managed Senior Living Communities 22,240 23,314 (4.6)% 46,097 47,548 (3.1)% Total Senior Living Communities 86,609 86,669 (0.1)% 174,815 174,074 0.4 % Non-Segment (3) 4,618 4,570 1.1% 9,220 9,115 1.2 % Total $ 159,074 $ 158,246 0.5% $ 317,160 $ 317,144 0.0 % Cash Basis NOI: Life Science $ 31,183 $ 30,818 1.2% $ 61,584 $ 61,454 0.2 % SAME PROPERTY NOI AND CASH BASIS NOI NOI SAME PROPERTY Medical Office 33,001 32,204 2.5% 64,393 64,622 (0.4)% Total MOB Portfolio 64,184 63,022 1.8% 125,977 126,076 (0.1)% Triple Net Leased Senior Living Communities 63,797 62,617 1.9% 127,575 125,051 2.0 % Managed Senior Living Communities 22,240 23,314 (4.6)% 46,097 47,548 (3.1)% Total Senior Living Communities 86,037 85,931 0.1% 173,672 172,599 0.6 % Non-Segment (4) 4,426 4,378 1.1% 8,835 8,729 1.2 % Total $ 154,647 $ 153,331 0.9% $ 308,484 $ 307,404 0.4% (1) See page 22 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 25 - 26 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. (2) Consists of properties owned continuously and properties owned and managed continuously by the same operator since April 1, 2017 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any. (3) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2017 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any. (4) Includes the operating results of certain properties that offer wellness, fitness and spa services to members. Senior Housing Properties Trust 24 Supplemental Operating and Financial Data, June 30, 2018

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (1) (dollars in thousands) For the Three Months Ended June 30, 2018 For the Three Months Ended June 30, 2017 Triple Net Triple Net Leased Managed Leased Senior Managed Senior Living Senior Living Non- Living Senior Living Non- Calculation of NOI and Cash Basis NOI: MOBs Communities Communities Segment (2) Total MOBs Communities Communities Segment (2) Total Rental income / residents fees and services $ 103,854 $ 66,113 $ 102,663 $ 4,618 $ 277,248 $ 94,651 $ 67,426 $ 98,366 $ 4,570 $ 265,013 Property operating expenses (31,183) — (78,909) — (110,092) (27,646) — (75,149) — (102,795) Property net operating income (NOI) $ 72,671 $ 66,113 $ 23,754 $ 4,618 $ 167,156 $ 67,005 $ 67,426 $ 23,217 $ 4,570 $ 162,218 NOI change 8.5% (1.9)% 2.3% 1.1% 3.0% Property NOI $ 72,671 $ 66,113 $ 23,754 $ 4,618 $ 167,156 $ 67,005 $ 67,426 $ 23,217 $ 4,570 $ 162,218 Less: Non-cash straight line rent adjustments 2,338 555 — 137 3,030 2,520 778 — 137 3,435 Lease value amortization 1,361 — — 55 1,416 1,265 — — 55 1,320 Non-cash amortization included in property operating expenses (3) 199 — — — 199 199 — — — 199 Cash Basis NOI $ 68,773 $ 65,558 $ 23,754 $ 4,426 $ 162,511 $ 63,021 $ 66,648 $ 23,217 $ 4,378 $ 157,264 Cash Basis NOI change 9.1% (1.6)% 2.3% 1.1% 3.3% Reconciliation of NOI to Same Property NOI: Property NOI $ 72,671 $ 66,113 $ 23,754 $ 4,618 $ 167,156 $ 67,005 $ 67,426 $ 23,217 $ 4,570 $ 162,218 Less: NOI not included in same property 4,824 1,744 1,514 — 8,082 (2) 4,071 (97) — 3,972 Same property NOI (4) $ 67,847 $ 64,369 $ 22,240 $ 4,618 $ 159,074 $ 67,007 $ 63,355 $ 23,314 $ 4,570 $ 158,246 Same property NOI change 1.3% 1.6% (4.6)% 1.1% 0.5% Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same property NOI (4) $ 67,847 $ 64,369 $ 22,240 $ 4,618 $ 159,074 $ 67,007 $ 63,355 $ 23,314 $ 4,570 $ 158,246 Less: Non-cash straight line rent adjustments 2,040 572 — 137 2,749 2,522 738 — 137 3,397 Lease value amortization 1,424 — — 55 1,479 1,264 — — 55 1,319 Non-cash amortization included in property operating expenses (3) 199 — — — 199 199 — — — 199 Same property cash basis NOI (4) $ 64,184 $ 63,797 $ 22,240 $ 4,426 $ 154,647 $ 63,022 $ 62,617 $ 23,314 $ 4,378 $ 153,331 Same property cash basis NOI change 1.8% 1.9% (4.6)% 1.1% 0.9% (1) See page 22 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 29 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members. (3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE THREE MONTHS ENDED JUNE 30, 2018 AND 2017 SEGMENT FOR THE THREE MONTHS ENDED JUNE 30, 2018 CASH BASIS NOI BY SAME PROPERTY (4) Consists of properties owned continuously and properties owned and managed continuously by the same operator since April 1, 2017 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any. Senior Housing Properties Trust CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND NOI INCOME (NOI), CASH BASIS NOI, SAME PROPERTY OF NET OPERATING AND RECONCILIATION CALCULATION 25 Supplemental Operating and Financial Data, June 30, 2018

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (1) (dollars in thousands) For the Six Months Ended June 30, 2018 For the Six Months Ended June 30, 2017 Triple Net Triple Net Leased Managed Leased Managed Senior Living Senior Living Non- Senior Living Senior Living Non- Calculation of NOI and Cash Basis NOI: MOBs Communities Communities Segment (2) Total MOBs Communities Communities Segment (2) Total Rental income / residents fees and services $ 205,005 $ 134,088 $ 204,750 $ 9,220 $ 553,063 $ 189,297 $ 134,678 $ 196,484 $ 9,115 $ 529,574 Property operating expenses (62,121) — (156,114) — (218,235) (54,823) — (149,028) — (203,851) Property net operating income (NOI) $ 142,884 $ 134,088 $ 48,636 $ 9,220 $ 334,828 $ 134,474 $ 134,678 $ 47,456 $ 9,115 $ 325,723 NOI change 6.3% (0.4)% 2.5% 1.2% 2.8% Property NOI $ 142,884 $ 134,088 $ 48,636 $ 9,220 $ 334,828 $ 134,474 $ 134,678 $ 47,456 $ 9,115 $ 325,723 Less: Non-cash straight line rent adjustments 4,574 1,174 — 275 6,023 5,035 1,554 — 276 6,865 Lease value amortization 2,687 — — 110 2,797 2,500 — — 110 2,610 Non-cash amortization included in property operating expenses (3) 398 — — — 398 399 — — — 399 Cash Basis NOI $ 135,225 $ 132,914 $ 48,636 $ 8,835 $ 325,610 $ 126,540 $ 133,124 $ 47,456 $ 8,729 $ 315,849 Cash Basis NOI change 6.9% (0.2)% 2.5% 1.2% 3.1% Reconciliation of NOI to Same Property NOI: Property NOI $ 142,884 $ 134,088 $ 48,636 $ 9,220 $ 334,828 $ 134,474 $ 134,678 $ 47,456 $ 9,115 $ 325,723 Less: NOI not included in same property 9,759 5,370 2,539 — 17,668 519 8,152 (92) — 8,579 Same property NOI (4) $ 133,125 $ 128,718 $ 46,097 $ 9,220 $ 317,160 $ 133,955 $ 126,526 $ 47,548 $ 9,115 $ 317,144 Same property NOI change (0.6)% 1.7% (3.1)% 1.2% 0.0% Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same property NOI (4) $ 133,125 $ 128,718 $ 46,097 $ 9,220 $ 317,160 $ 133,955 $ 126,526 $ 47,548 $ 9,115 $ 317,144 Less: Non-cash straight line rent adjustments 3,951 1,143 — 275 5,369 4,975 1,475 — 276 6,726 Lease value amortization 2,798 — — 110 2,908 2,505 — — 110 2,615 Non-cash amortization included in property operating expenses (3) 399 — — — 399 399 — — — 399 Same property cash basis NOI (4) $ 125,977 $ 127,575 $ 46,097 $ 8,835 $ 308,484 $ 126,076 $ 125,051 $ 47,548 $ 8,729 $ 307,404 Same property cash basis NOI change (0.1)% 2.0% (3.1)% 1.2% 0.4% (1) See page 22 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 29 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members. (3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE SIX MONTHS ENDED JUNE 30, 2018 AND 2017 SEGMENT FOR THE SIX MONTHS ENDED JUNE 30, 2018 CASH BASIS NOI BY SAME PROPERTY liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. (4) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2017 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any. Senior Housing Properties Trust CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND NOI INCOME (NOI), CASH BASIS NOI, SAME PROPERTY OF NET OPERATING AND RECONCILIATION CALCULATION 26 Supplemental Operating and Financial Data, June 30, 2018

CALCULATION AND RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (1) (amounts in thousands) For the Three Months Ended For the Six Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 6/30/2018 6/30/2017 Net income $ 124,988 $ 237,405 $ 66,328 $ 35,793 $ 17,402 $ 362,393 $ 49,683 Interest expense 44,813 43,552 40,625 40,105 40,800 88,365 84,289 Income tax expense 105 260 154 109 99 365 191 Depreciation and amortization expense 72,300 70,339 67,398 66,619 69,669 142,639 142,844 EBITDA 242,206 351,556 174,505 142,626 127,970 593,762 277,007 General and administrative expense paid in common shares (2) 788 186 530 593 643 974 1,032 Estimated business management incentive fees (3) 17,610 14,347 (22,048) 8,022 10,760 31,957 14,026 Acquisition and certain other transaction related costs 77 20 255 — — 97 292 Impairment of assets 548 — — — 5,082 548 5,082 Loss on early extinguishment of debt — 130 — 274 7,353 130 7,353 Gain on sale of properties (80,762) (181,154) (46,055) — — (261,916) — Unrealized gains and losses on equity securities, net (4) (23,265) (27,241) — — — (50,506) — Adjusted EBITDA $ 157,202 $ 157,844 $ 107,187 $ 151,515 $ 151,808 $ 315,046 $ 304,792 (1) See Definitions of Certain Non-GAAP Financial Measures on page 29 for a definition of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures. (2) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of RMR LLC. (3) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include these amounts in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Adjusted EBITDA includes business management incentive fee expense of $55,740 for the three months ended December 31, 2017. Excluding business management incentive fee expense, Adjusted EBITDA would have been $162,927 for the three months ended December 31, 2017. (4) Represents the unrealized gains and losses on equity securities, net, to adjust the carrying value of our investments to fair value in accordance with a change in GAAP CALCULATION AND RECONCILIATION OF EBITDA AND ADJUSTED EBITDA AND OF EBITDA AND RECONCILIATION CALCULATION standards effective January 1, 2018. Senior Housing Properties Trust 27 Supplemental Operating and Financial Data, June 30, 2018

CALCULATION AND RECONCILIATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS (1) (amounts in thousands, except per share data) For the Three Months Ended For the Six Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 6/30/2018 6/30/2017 Net income attributable to common shareholders $ 123,587 $ 236,022 $ 65,000 $ 34,414 $ 16,042 $ 359,609 $ 48,197 Depreciation and amortization expense 72,300 70,339 67,398 66,619 69,669 142,639 142,844 Noncontrolling interest's share of net FFO adjustments (5,300) (5,300) (5,304) (5,305) (5,305) (10,600) (5,761) Gain on sale of properties (80,762) (181,154) (46,055) — — (261,916) — Impairment of assets 548 — — — 5,082 548 5,082 FFO attributable to common shareholders 110,373 119,907 81,039 95,728 85,488 230,280 190,362 Estimated business management incentive fees (2) 17,610 14,347 (22,048) 8,022 10,760 31,957 14,026 Acquisition and certain other transaction related costs 77 20 255 — — 97 292 Loss on early extinguishment of debt — 130 — 274 7,353 130 7,353 Unrealized gains and losses on equity securities, net (3) (23,265) (27,241) — — — (50,506) — Normalized FFO attributable to common shareholders $ 104,795 $ 107,163 $ 59,246 $ 104,024 $ 103,601 $ 211,958 $ 212,033 Weighted average common shares outstanding (basic) 237,487 237,478 237,467 237,421 237,399 237,483 237,395 Weighted average common shares outstanding (diluted) 237,529 237,493 237,475 237,460 237,445 237,506 237,433 Per Common Share Data (basic and diluted): Net income attributable to common shareholders $ 0.52 $ 0.99 $ 0.27 $ 0.14 $ 0.07 $ 1.51 $ 0.20 FFO attributable to common shareholders $ 0.46 $ 0.50 $ 0.34 $ 0.40 $ 0.36 $ 0.97 $ 0.80 Normalized FFO attributable to common shareholders $ 0.44 $ 0.45 $ 0.25 $ 0.44 $ 0.44 $ 0.89 $ 0.89 (1) See Definitions of Certain Non-GAAP Financial Measures on page 29 for a definition of FFO attributable to common shareholders and Normalized FFO attributable to common shareholders, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income. In calculating net income attributable to common shareholders in accordance NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS TO ATTRIBUTABLE NORMALIZED FFO with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income attributable to common shareholders, we do not include these amounts in the calculation of Normalized FFO attributable to common shareholders until the fourth quarter, when the amount of business management incentive fee expense for the calendar year, if any, is determined. Normalized FFO attributable to common shareholders includes business management incentive fee expense of $55,740 for the three months ended December 31, 2017. Excluding business management incentive fee expense, Normalized FFO attributable to common shareholders per share would have been $0.48 for the three months ended December 31, 2017. (3) Represents the unrealized gains and losses on equity securities, net, to adjust the carrying value of our investments to fair value in accordance with a change in GAAP standards effective January 1, 2018. CALCULATION AND RECONCILIATION OF FUNDS FROM OPERATIONS (FFO) AND (FFO) OF FUNDS FROM OPERATIONS AND RECONCILIATION CALCULATION Senior Housing Properties Trust 28 Supplemental Operating and Financial Data, June 30, 2018

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES NOI and Cash Basis NOI The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 22. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI to evaluate individual and company wide property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because these measures reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to common shareholders or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. EBITDA and Adjusted EBITDA We calculate EBITDA and Adjusted EBITDA as shown on page 27. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income, net income attributable to common shareholders and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to common shareholders or operating income as indicators of operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate EBITDA and Adjusted EBITDA differently than we do. FFO and Normalized FFO Attributable to Common Shareholders We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 28. FFO attributable to common shareholders is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is net income attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of real estate and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization and the difference between net income attributable to common shareholders and FFO attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO attributable to common shareholders differs from Nareit's definition of FFO because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year, and we exclude acquisition and certain other transaction related costs expensed under GAAP such as legal and professional fees associated with our acquisition and disposition activities, gains and losses on early extinguishment of debt, if any, unrealized gains and losses on equity securities, net, if any, and Normalized FFO from noncontrolling interest, net of FFO, if any. We consider FFO attributable to common shareholders and Normalized FFO attributable to common shareholders to be appropriate supplemental measures of operating performance for a REIT, along with net income, net income attributable to common shareholders and operating income. We believe that FFO attributable to common shareholders and Normalized FFO attributable to common shareholders provide useful information to investors, because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, FFO attributable to common shareholders and Normalized FFO attributable to common shareholders may facilitate a comparison of our operating performance between periods and with other REITs. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our revolving credit facility and term loan agreements and our public debt DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to common shareholders or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. Senior Housing Properties Trust 29 Supplemental Operating and Financial Data, June 30, 2018

PORTFOLIO INFORMATION 4505 Emperor Blvd, Durham, NC Tenant: Multiple Square Feet: 105,601 Senior Housing Properties Trust 30 Supplemental Operating and Financial Data, June 30, 2018 30

PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE Geographic Diversification Property Type (based on Cost of Real Estate Properties as of June 30, 2018) (1) (based on Q2 2018 NOI) (2) VA: 3% IN: 3% Wellness NC: 3% Centers: 3% MD: 4% WI: 4% Medical Independent GA: 5% Office: 21% Living: 26% 32 Other States + TX: 7% D.C.: 37% FL: 8% Life Science: Assisted 23% Living: 24% CA: 10% MA: 16% SNFs: 3% (1) Cost of real estate properties is before depreciation and less impairment write downs, if any, and excludes properties classified as held for sale, if any. (2) See Page 22 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount. Senior Housing Properties Trust 31 PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE AND PROPERTY GEOGRAPHIC DIVERSIFICATION BY PORTFOLIO SUMMARY Supplemental Operating and Financial Data, June 30, 2018

PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT (dollars in thousands, except investment per unit or square foot) As of June 30, 2018 % of % of Number Carrying Investment Q2 2018 Q2 2018 Number of of Units or Value % of Total Per Unit or Q2 2018 Total Q2 2018 Total Properties Square Feet of Investment (1) Investment Square Foot (2) Revenues (3) Revenues NOI (3) (4) NOI Property Type: Independent living (5) 68 15,231 $ 2,350,649 27.1% $ 154,333 $ 89,253 32.5% $ 44,209 26.7% Assisted living (5) 198 14,564 2,149,968 24.8% $ 147,622 73,539 26.6% 39,674 24.0% Skilled nursing facilities (5) 38 4,033 184,520 2.1% $ 45,753 4,240 1.5% 4,240 2.6% Subtotal senior living communities 304 33,828 4,685,137 54.0% $ 138,499 167,032 60.6% 88,123 53.3% Life science 25 4,798,022 1,921,163 22.2% $ 400 48,800 17.7% 37,726 22.8% Medical office 104 7,801,557 1,876,199 21.7% $ 240 55,054 20.0% 34,945 21.1% Subtotal MOBs (6) 129 12,599,579 sq. ft. 3,797,362 43.9% $ 301 103,854 37.7% 72,671 43.9% Wellness centers 10 812,000 sq. ft. 178,110 2.1% $ 219 4,618 1.7% 4,618 2.8% Total 443 $ 8,660,609 100.0% $ 275,504 100.0% $ 165,412 100.0% Tenant / Operator / Managed Properties: Five Star 184 20,035 $ 2,339,324 26.9% $ 116,762 $ 51,630 18.7% $ 51,630 31.2% Brookdale Senior Living 18 940 69,669 0.8% $ 74,116 2,026 0.7% 2,026 1.2% 11 private senior living companies (combined) 27 3,343 536,289 6.2% $ 160,421 10,713 3.9% 10,713 6.5% Subtotal triple net leased senior living communities 229 24,318 2,945,282 33.9% $ 121,115 64,369 23.3% 64,369 38.9% Managed senior living communities (7) 75 9,510 1,739,855 20.1% $ 182,950 102,663 37.3% 23,754 14.4% Subtotal senior living communities 304 33,828 4,685,137 54.0% $ 138,499 167,032 60.6% 88,123 53.3% Life science 25 4,798,022 1,921,163 22.2% $ 400 48,800 17.7% 37,726 22.8% Medical office 104 7,801,557 1,876,199 21.7% $ 240 55,054 20.0% 34,945 21.1% Subtotal MOBs (6) 129 12,599,579 sq. ft. 3,797,362 43.9% $ 301 103,854 37.7% 72,671 43.9% Wellness centers 10 812,000 sq. ft. 178,110 2.1% $ 219 4,618 1.7% 4,618 2.8% Total 443 $ 8,660,609 100.0% $ 275,504 100.0% $ 165,412 100.0% (1) Represents gross book value of real estate assets before depreciation and purchase price allocations, less impairment write downs, if any. (2) Represents carrying value of investment divided by the number of living units or rentable square feet, as applicable, at June 30, 2018. PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT TYPE PROPERTY BY PORTFOLIO SUMMARY (3) Excludes $1,744 of revenues and NOI for properties sold or properties that transferred operators during the three months ended June 30, 2018. (4) See page 22 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount. (5) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (6) These 129 MOB properties are comprised of 155 buildings. Our MOB leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our MOB leases are so-called "full-service" leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs. (7) These senior living communities are managed for our account and include properties leased to our taxable REIT subsidiaries, or TRSs. Senior Housing Properties Trust 32 Supplemental Operating and Financial Data, June 30, 2018

OCCUPANCY BY PROPERTY TYPE AND TENANT (1) For the Twelve Months Ended (2) 3/31/2018 12/31/2017 9/30/2017 6/30/2017 3/31/2017 Property Type: Independent living 85.3% 85.4% 85.8% 86.1% 86.3% Assisted living 83.4% 83.7% 84.1% 84.6% 85.0% Skilled nursing facilities 75.6% 76.1% 77.0% 77.7% 78.2% Weighted average occupancy senior living communities 83.3% 83.6% 84.0% 84.4% 84.8% Life science 97.6% 97.4% 97.4% 99.3% 99.4% Medical office 93.6% 93.5% 94.8% 94.8% 94.6% Weighted average occupancy MOBs (3) 95.1% 95.0% 95.8% 96.5% 96.4% Wellness centers 100.0% 100.0% 100.0% 100.0% 100.0% Tenant / Managed Properties: Five Star 81.7% 82.1% 82.6% 83.0% 83.3% Brookdale Senior Living 84.4% 84.0% 83.2% 83.2% 83.9% 11 private senior living companies (combined) 85.8% 86.4% 87.4% 88.2% 88.8% Weighted average occupancy triple net leased senior living communities 82.4% 82.8% 83.3% 83.8% 84.1% Managed senior living communities (4) 85.8% 85.8% 86.1% 86.3% 86.6% Weighted average occupancy senior living communities 83.3% 83.6% 84.0% 84.4% 84.8% Life science 97.6% 97.4% 97.4% 99.3% 99.4% Medical office 93.6% 93.5% 94.8% 94.8% 94.6% (3) OCCUPANCY BY PROPERTY TYPE AND TENANT TYPE PROPERTY BY OCCUPANCY Weighted average occupancy MOBs 95.1% 95.0% 95.8% 96.5% 96.4% Wellness centers 100.0% 100.0% 100.0% 100.0% 100.0% (1) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented. (2) Operating data for multi-tenant MOBs are presented as of the end of the period shown; operating data for other tenants are presented for the 12 month period ended on the dates shown, or the most recent prior 12 month period for which tenant and manager operating results are available to us. (3) MOB occupancy data is as of quarter end and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. MOB occupancy as of June 30, 2018 was 95.7%. (4) These senior living communities are managed for our account and include properties leased to our TRSs. Occupancy for the 12 month period ended or, if shorter, from the date of acquisition through June 30, 2018, was 85.9%. All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties. Senior Housing Properties Trust 33 Supplemental Operating and Financial Data, June 30, 2018

RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES AND WELLNESS CENTERS) (1) For the Twelve Months Ended Tenant 3/31/2018 12/31/2017 9/30/2017 6/30/2017 3/31/2017 Five Star 1.12x 1.15x 1.15x 1.16x 1.17x AND WELLNESS CENTERS) Brookdale Senior Living 2.23x 2.30x 2.38x 2.44x 2.53x 11 private senior living companies (combined) 1.27x 1.26x 1.27x 1.27x 1.28x Weighted average rent coverage triple net leased senior living communities 1.18x 1.20x 1.22x 1.22x 1.24x Wellness centers 1.88x 1.78x 1.76x 1.80x 1.85x Total 1.22x 1.24x 1.25x 1.26x 1.28x (1) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented. All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties. Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us. RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES RENT COVERAGE BY Senior Housing Properties Trust 34 Supplemental Operating and Financial Data, June 30, 2018

MOB PORTFOLIO SEGMENT - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended June 30, 2018 As of and For the Three Months Ended June 30, 2017 Life Science Medical Office Total MOB Life Science Medical Office Total MOB Number of Properties 25 104 129 20 100 120 Number of Buildings 36 119 155 31 115 146 Square Feet (1) 4,798 7,802 12,600 4,255 7,297 11,552 Occupancy (2) 98.8% 93.8% 95.7% 99.3% 94.8% 96.5% Rental Income (3) $ 48,800 $ 55,054 $ 103,854 $ 43,340 $ 51,311 $ 94,651 NOI (4) $ 37,726 $ 34,945 $ 72,671 $ 34,328 $ 32,677 $ 67,005 Cash Basis NOI (4) $ 34,142 $ 34,631 $ 68,773 $ 30,818 $ 32,203 $ 63,021 NOI Margin % (5) 77.3% 63.5% 70.0% 79.2% 63.7% 70.8% Cash Basis NOI Margin % (6) 75.4% 63.1% 68.7% 77.2% 63.2% 69.4% NOI % Change 9.9% 6.9% 8.5% Cash Basis NOI % Change 10.8% 7.5% 9.1% MOB PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended June 30, 2018 (7) As of and For the Three Months Ended June 30, 2017 (7) Life Science Medical Office Total MOB Life Science Medical Office Total MOB Number of Properties 20 100 120 20 100 120 Number of Buildings 31 115 146 31 115 146 (THREE MONTHS ENDED JUNE 30, 2018 AND 2017) (THREE MONTHS ENDED JUNE 30, 2018 Square Feet (1) 4,253 7,298 11,551 4,255 7,297 11,552 Occupancy (2) 98.6% 93.9% 95.6% 99.3% 94.8% 96.5% Rental Income (3) $ 44,189 $ 52,123 $ 96,312 $ 43,340 $ 51,312 $ 94,652 NOI (4) $ 34,575 $ 33,272 $ 67,847 $ 34,328 $ 32,679 $ 67,007 Cash Basis NOI (4) $ 31,183 $ 33,001 $ 64,184 $ 30,818 $ 32,204 $ 63,022 NOI Margin % (5) 78.2% 63.8% 70.4% 79.2% 63.7% 70.8% Cash Basis NOI Margin % (6) 76.3% 63.5% 69.1% 77.2% 63.2% 69.4% NOI % Change 0.7% 1.8% 1.3% Cash Basis NOI % Change 1.2% 2.5% 1.8% (1) Prior periods exclude space re-measurements made subsequent to those periods. (2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. (3) Includes some triple net lease rental income. (4) See page 22 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 25-26 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. (5) NOI margin % is defined as NOI as a percentage of rental income. (6) Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease MOB PORTFOLIO SEGMENT AND SAME PROPERTY - RESULTS OF OPERATIONS - RESULTS AND SAME PROPERTY MOB PORTFOLIO SEGMENT termination fee amortization, if any. (7) Consists of MOBs owned continuously since April 1, 2017 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any. Senior Housing Properties Trust 35 Supplemental Operating and Financial Data, June 30, 2018

MOB PORTFOLIO SEGMENT - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Six Months Ended June 30, 2018 As of and For the Six Months Ended June 30, 2017 Life Science Medical Office Total MOB Life Science Medical Office Total MOB Number of Properties 25 104 129 20 100 120 Number of Buildings 36 119 155 31 115 146 Square Feet (1) 4,798 7,802 12,600 4,255 7,297 11,552 Occupancy (2) 98.8% 93.8% 95.7% 99.3% 94.8% 96.5% Rental Income (3) $ 96,752 $ 108,253 $ 205,005 $ 86,738 $ 102,559 $ 189,297 NOI (4) $ 74,595 $ 68,289 $ 142,884 $ 68,617 $ 65,857 $ 134,474 Cash Basis NOI (4) $ 67,395 $ 67,830 $ 135,225 $ 61,454 $ 65,086 $ 126,540 NOI Margin % (5) 77.1% 63.1% 69.7% 79.1% 64.2% 71.0% Cash Basis NOI Margin % (6) 75.1% 62.8% 68.4% 77.1% 63.8% 69.6% NOI % Change 8.7% 3.7% 6.3 % Cash Basis NOI % Change 9.7% 4.2% 6.9 % MOB PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Six Months Ended June 30, 2018 (7) As of and For the Six Months Ended June 30, 2017 (7) Life Science Medical Office Total MOB Life Science Medical Office Total MOB (SIX MONTHS ENDED JUNE 30, 2018 AND 2017) (SIX MONTHS ENDED JUNE 30, 2018 Number of Properties 20 99 119 20 99 119 Number of Buildings 31 114 145 31 114 145 Square Feet (1) 4,253 7,181 11,434 4,253 7,181 11,434 Occupancy (2) 98.6% 93.8% 95.6% 99.3% 94.7% 96.4% Rental Income (3) $ 87,867 $ 102,098 $ 189,965 $ 86,738 $ 101,512 $ 188,250 NOI (4) $ 68,392 $ 64,733 $ 133,125 $ 68,617 $ 65,338 $ 133,955 Cash Basis NOI (4) $ 61,584 $ 64,393 $ 125,977 $ 61,454 $ 64,622 $ 126,076 NOI Margin % (5) 77.8% 63.4% 70.1% 79.1% 64.4% 71.2% Cash Basis NOI Margin % (6) 75.8% 63.1% 68.8% 77.1% 64.0% 69.7% NOI % Change (0.3)% (0.9)% (0.6)% Cash Basis NOI % Change 0.2% (0.4)% (0.1)% (1) Prior periods exclude space re-measurements made subsequent to those periods. (2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. (3) Includes some triple net lease rental income. (4) See page 22 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 25-26 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. (5) NOI margin % is defined as NOI as a percentage of rental income. (6) Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. MOB PORTFOLIO SEGMENT AND SAME PROPERTY - RESULTS OF OPERATIONS - RESULTS AND SAME PROPERTY MOB PORTFOLIO SEGMENT (7) Consists of MOBs owned continuously since January 1, 2017 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any. Senior Housing Properties Trust 36 Supplemental Operating and Financial Data, June 30, 2018

TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS (1) (dollars in thousands) As of and For the Three Months Ended June 30, As of and For the Six Months Ended June 30, 2018 2017 2018 2017 Number of Properties 229 236 229 236 Number of Units 24,318 26,220 24,318 26,220 Occupancy (2) 82.4% 84.1% 82.4% 84.1% Rent Coverage (2) 1.18x 1.24x 1.18x 1.24x Rental Income $ 66,113 $ 67,426 $ 134,088 $ 134,678 NOI (3) $ 66,113 $ 67,426 $ 134,088 $ 134,678 RESULTS OF OPERATIONS RESULTS Cash Basis NOI (3) $ 65,558 $ 66,648 $ 132,914 $ 133,124 NOI % change (1.9)% (0.4)% Cash Basis NOI % change (1.6)% (0.2)% TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS (1) (dollars in thousands) As of and For the Three Months Ended June 30, As of and For the Six Months Ended June 30, 2018 (4) 2017 (4) 2018 (5) 2017 (5) Number of Properties 229 229 229 229 Number of Units 24,318 24,318 24,318 24,318 Occupancy (2) 82.4% 84.1% 82.4% 84.1% Rent Coverage (2) 1.18x 1.24x 1.18x 1.24x Rental Income $ 64,369 $ 63,355 $ 128,718 $ 126,526 NOI (3) $ 64,369 $ 63,355 $ 128,718 $ 126,526 Cash Basis NOI (3) $ 63,797 $ 62,617 $ 127,575 $ 125,051 NOI % change 1.6% 1.7 % Cash Basis NOI % change 1.9% 2.0% (1) Includes independent and assisted living communities and SNFs. (2) All tenant operating data presented are based upon the operating results provided by our tenants for the 12 months ended March 31, 2018 and 2017 or for the most recent prior period for which tenant operating results are available to us. Rent coverage is calculated as operating cash flows from our triple net leased tenants’ facility operations of our properties, before subordinated charges, if any, divided by triple net lease minimum rents payable to us. We have not independently verified tenant operating data. Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale during the periods presented. (3) See page 22 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 25-26 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. (4) Consists of triple net leased senior living communities owned continuously since April 1, 2017 and excludes communities classified as held for sale, if any. (5) Consists of triple net leased senior living communities owned continuously since January 1, 2017 and excludes communities classified as held for sale, if any. TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERTY – AND SAME PROPERTY TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT Senior Housing Properties Trust 37 Supplemental Operating and Financial Data, June 30, 2018

MANAGED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended June 30, As of and For the Six Months Ended June 30, 2018 2017 2018 2017 Number of Properties (1) 75 68 75 68 Number of Units (1) 9,510 8,806 9,510 8,806 Occupancy 86.1% 85.7% 86.0% 85.8% Average Monthly Rate (2) $ 4,246 $ 4,298 $ 4,278 $ 4,310 Average Monthly Rate % Growth (1.2)% (0.7)% Residents Fees and Services $ 102,663 $ 98,366 $ 204,750 $ 196,484 RESULTS OF OPERATIONS RESULTS Property Operating Expenses (78,909) (75,149) (156,114) (149,028) NOI (3) $ 23,754 $ 23,217 $ 48,636 $ 47,456 NOI Margin % (4) 23.1% 23.6% 23.8% 24.2% NOI % Change 2.3% 2.5 % MANAGED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended June 30, As of and For the Six Months Ended June 30, 2018 (5) 2017 (5) 2018 (6) 2017 (6) Number of Properties 68 68 68 68 Number of Units 8,817 8,817 8,817 8,817 Occupancy 85.8% 85.7% 85.8% 85.8% Average Monthly Rate (2) $ 4,282 $ 4,298 $ 4,310 $ 4,311 Average Monthly Rate % Growth (0.4)% — % Residents Fees and Services $ 98,292 $ 98,366 $ 196,699 $ 196,484 Property Operating Expenses (76,052) (75,052) (150,602) (148,936) NOI (3) $ 22,240 $ 23,314 $ 46,097 $ 47,548 NOI Margin % (4) 22.6% 23.7% 23.4% 24.2% NOI % Change (4.6)% (3.1)% (1) Includes only those managed senior living communities owned and managed for our account during the periods presented. (2) Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 MANAGED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERTY – AND SAME PROPERTY MANAGED SENIOR LIVING COMMUNITIES SEGMENT days. (3) See page 22 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 25-26 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. (4) NOI margin % is defined as NOI as a percentage of residents fees and services. (5) Consists of managed senior living communities owned and managed by the same operator continuously since April 1, 2017 and excludes communities classified as held for sale, if any. (6) Consists of managed senior living communities owned and managed by the same operator continuously since January 1, 2017 and excludes communities classified as held for sale, if any. Senior Housing Properties Trust 38 Supplemental Operating and Financial Data, June 30, 2018

MOB LEASING SUMMARY (dollars and sq. ft. in thousands, except per sq. ft. data) As of and For the Three Months Ended 6/30/2018 3/31/2018 12/31/2017 9/30/2017 6/30/2017 Properties 129 129 125 121 120 Buildings 155 155 151 147 146 Total sq. ft. (1) 12,600 12,602 12,066 11,611 11,552 Occupancy (2) 95.7% 95.1% 95.0% 95.8% 96.5% Leasing Activity (sq. ft.): New leases 106 27 37 50 37 Renewals 88 69 316 352 280 Total 194 96 353 402 317 MOB LEASING SUMMARY Rental Rate on New and Renewed Leases per Sq. Ft.: New leases $ 23.41 $ 27.19 $ 31.27 $ 34.41 $ 33.18 Renewals $ 37.85 $ 50.20 $ 29.85 $ 23.20 $ 30.78 Average net annual rent $ 29.94 $ 44.37 $ 29.99 $ 24.61 $ 31.06 Leasing Costs and Concession Commitments (3): New leases $ 2,381 $ 1,030 $ 1,425 $ 2,928 $ 1,260 Renewals 2,193 677 6,597 4,030 5,970 Total $ 4,574 $ 1,707 $ 8,022 $ 6,958 $ 7,230 Leasing Costs and Concession Commitments per Sq. Ft. (3): New leases $ 22.39 $ 37.49 $ 39.28 $ 58.04 $ 34.23 Renewals $ 25.00 $ 9.80 $ 20.88 $ 11.45 $ 21.33 All new and renewed leases $ 23.57 $ 17.68 $ 22.77 $ 17.29 $ 22.83 Weighted Average Lease Term (years) (4): New leases 4.5 4.9 8.7 9.7 5.1 Renewals 6.2 5.1 5.9 6.7 4.6 All new and renewed leases 5.5 5.1 6.2 7.2 4.7 Leasing Costs and Concession Commitments per Sq. Ft. per Year (3): New leases $ 5.01 $ 7.59 $ 4.53 $ 6.01 $ 6.65 Renewals $ 4.12 $ 1.93 $ 3.56 $ 1.71 $ 4.62 All new and renewed leases $ 4.54 $ 3.49 $ 3.69 $ 2.40 $ 4.87 (1) Sq. ft. measurements are subject to modest changes when space is periodically re-measured or re-configured for new tenants. (2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. (3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. (4) Weighted based on annualized rental income pursuant to existing leases as of June 30, 2018, including straight line rent adjustments and estimated recurring expense reimbursements and excluding lease value amortization. The above leasing summary is based on leases entered into during the periods indicated. Senior Housing Properties Trust 39 Supplemental Operating and Financial Data, June 30, 2018

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME (dollars in thousands) As of June 30, 2018 % of RENTAL INCOME RENTAL Annualized Annualized Rental Tenant Facility Type Rental Income (1) Income (1) Expiration 1 Five Star Senior Living Inc. Senior living $ 211,902 27.2% 2024 - 2032 2 Vertex Pharmaceuticals Inc. (2) MOB - Life science 91,781 11.8% 2028 3 Advocate Aurora Health MOB - Medical office 16,896 2.2% 2024 4 Cedars-Sinai Medical Center MOB - Medical office 14,716 1.9% 2018 - 2025 5 Pacifica Senior Living, LLC Senior living 11,375 1.5% 2023 6 Life Time Fitness, Inc. Wellness center 10,550 1.4% 2028 7 The Scripps Research Institute MOB - Life science 10,178 1.2% 2019 8 Brookdale Senior Living, Inc. Senior living 9,956 1.2% 2032 9 HCA Healthcare Inc. MOB - Medical office 7,791 1.0% 2018 - 2025 10 Starmark Holdings, LLC Wellness center 7,700 1.0% 2023 11 Reliant Medical Group, Inc. MOB - Medical office 7,595 1.0% 2019 All Other Tenants (3) 379,492 48.6% 2018 - 2035 Total Tenants $ 779,932 100.0% (1) Annualized rental income is based on rents pursuant to existing leases as of June 30, 2018. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our MOBs and wellness centers. (2) The property leased by this tenant is owned by a joint venture in which we own a 55% equity interest. Rental income presented includes 100% of rental income as reported TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED TENANTS REPRESENTING 1% OR MORE OF TOTAL under GAAP. (3) Includes NOI (three months ended June 30, 2018, annualized) from our managed senior living communities. Senior Housing Properties Trust 40 Supplemental Operating and Financial Data, June 30, 2018

PORTFOLIO LEASE EXPIRATION SCHEDULE (dollars in thousands) As of June 30, 2018 Annualized Rental Income (1) Cumulative Percent of Total Percentage of Senior Living Wellness Annualized Rental Annualized Rental Year Communities (2) MOBs Centers Total Income Expiring Income Expiring 2018 $ — $ 14,412 $ — $ 14,412 1.8% 1.8% 2019 590 46,322 — 46,912 6.0% 7.8% 2020 — 34,241 — 34,241 4.4% 12.2% 2021 1,424 26,408 — 27,832 3.6% 15.8% 2022 — 30,775 — 30,775 3.9% 19.7% 2023 14,037 23,429 7,700 45,166 5.8% 25.5% 2024 64,591 44,326 — 108,917 14.0% 39.5% 2025 — 16,951 — 16,951 2.2% 41.7% 2026 68,626 20,201 — 88,827 11.4% 53.1% Thereafter (3) 210,952 144,397 10,550 365,899 46.9% 100.0% Total $ 360,220 $ 401,462 $ 18,250 $ 779,932 100.0% Average remaining lease term for all properties (weighted by annualized rental income): 8.4 years Number of Living Units or Square Feet with Leases Expiring Living Units / Beds Square Feet Cumulative Cumulative Senior Living Percent of Total Percentage of Percent of Total Percentage of Communities Living Units Total Living MOBs Wellness Centers Square Feet Total Square Year (Units) (2) Expiring Units Expiring (Square Feet) (Square Feet) Total Square Feet Expiring Feet Expiring 2018 — —% —% 525,618 — 525,618 4.1% 4.1% 2019 175 0.5% 0.5% 1,478,280 — 1,478,280 11.5% 15.6% 2020 — —% 0.5% 1,435,715 — 1,435,715 11.2% 26.8% 2021 361 1.1% 1.6% 831,717 — 831,717 6.5% 33.3% PORTFOLIO LEASE EXPIRATION SCHEDULE PORTFOLIO LEASE EXPIRATION 2022 — —% 1.6% 1,102,802 — 1,102,802 8.6% 41.9% 2023 697 2.1% 3.7% 1,116,138 354,000 1,470,138 11.4% 53.3% 2024 6,179 18.4% 22.1% 1,700,605 — 1,700,605 13.2% 66.5% 2025 — —% 22.1% 662,200 — 662,200 5.1% 71.6% 2026 6,857 20.4% 42.5% 664,207 — 664,207 5.2% 76.8% Thereafter (3) 19,307 57.5% 100.0% 2,541,425 458,000 2,999,425 23.2% 100.0% Total 33,576 100.0% 12,058,707 812,000 12,870,707 100.0% (1) Annualized rental income is based on rents pursuant to existing leases as of June 30, 2018. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our MOBs and wellness centers; and includes NOI (three months ended June 30, 2018, annualized) from our managed senior living communities. Rental income amounts also include 100% of rental income as reported under GAAP from a property owned by a joint venture of which we own 55%. (2) Includes triple net leased and managed independent living communities, assisted living communities, continuing care retirement communities and SNFs. Includes NOI (three months ended June 30, 2018, annualized) from our managed senior living communities. (3) Includes 9,510 living units leased to our TRSs and includes 100% of square feet from a property owned by a joint venture of which we own 55%. Senior Housing Properties Trust 41 Supplemental Operating and Financial Data, June 30, 2018